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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 2000


                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         0-24891               65-0405207
         --------                        ---------             ------------
 (State or other jurisdiction           (Commission            (IRS Employer
  of incorporation)                      File Number)        Identification No.)

           4400 PGA Boulevard
       Palm Beach Gardens, Florida                              33410
       ---------------------------                              -----
       (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701

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Item 5.  Other events.

         The Registrant issued a press release on October 13, 2000 announcing its results for the third quarter of 2000.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.            Description
         -----------            -----------

         99 Press release announcing the Registrant's results for the third quarter of 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADMIRALTY BANCORP, INC.
                                       -----------------------
                                         (Registrant)




Dated: October 13, 2000                By: /s/ WARD KELLOGG
                                          ---------------------------
                                          WARD KELLOGG
                                          President and
                                          Chief Executive Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                              Page No.
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99                Press release announcing the             5-6
                  Registrant's results for the
                  third quarter of 2000.